                                                                   EXHIBIT 10.65

                            FIRST AMENDMENT OF LEASE

         This FIRST AMENDMENT OF LEASE (this "Amendment") is entered into this 19th day of April, 2002, by and between GALLERIA 600, LLC ("Landlord") and PRG-SCHULTZ INTERNATIONAL, INC. ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have previously entered into that certain Galleria Atlanta Office Lease Agreement dated February 18, 2002 (the "Lease") with respect to space in Atlanta Galleria Office Tower No. 600, a multistory office building located at 600 Galleria Parkway, Atlanta, Georgia 30339 (the "Building"), such space (the "Premises") originally being identified as 107,016 rentable square feet of space on floors 1, 2, 3, 4 and 5 of the Building;

         WHEREAS, Tenant has elected to exercise Tenant's right to add the entire 6th floor of the Building to the Premises in accordance with the provisions preceding Paragraph 1 of the Lease; and

         WHEREAS, Landlord and Tenant desire to amend the Lease to reflect the addition of the 6th floor of the Building to the Premises.

         NOW THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and the mutual covenants hereinafter set forth, Landlord and Tenant agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

         2. The Lease is hereby amended by deleting the indented paragraph entitled "Premises:" set forth on page 1 of the Lease in its entirety, and by inserting in lieu thereof the following new paragraph:

                  "Premises:      Atlanta Galleria-Office Tower No. 600
                                  600 Galleria Parkway
                                  Atlanta, Cobb County, Georgia
                                  Square Feet: 131,653
                                  Suite Numbers: 100, 200, 300, 400, 500 and 600
                                  Floor(s):   1st (8,565 square feet)
                                              2nd (24,540 square feet)
                                              3rd (24,637 square feet)
                                              4th (24,637 square feet)
                                              5th (24,637 square feet)
                                              6th (24,637 square feet)"

         3. The Lease is hereby amended by deleting the second sentence (including the rent chart) of paragraph 2(a) of the Lease in its entirety, and by inserting in lieu thereof the following new sentence:

                  "The annual and monthly rental shall be as follows, based upon the Premises containing 131,653 square feet of area (and subject to adjustment to reflect the actual number of square feet of area leased if the Premises do not contain 131,653 square feet due to Tenant's election to increase the size of the Premises pursuant to provisions preceding Paragraph 1 of this Lease):

                                      Rate per                                           Monthly
                  Lease               Rentable                 Annual                  Installment
                  Year               Square Foot               Rental                    of Rent
                  ------             -----------            -------------              -----------
                  One                  $10.00               $1,316,530.00              $109,710.83
                  Two                  $12.00               $1,579,836.00              $131,653.00
                  Three                $26.50               $3,488,804.50              $290,733.71
                  Four                 $27.16               $3,575,695.48              $297,974,62
                  Five                 $27.85               $3,666,536.05              $305,544.67
                  Six                  $28.55               $3,758,693.15              $313,224.43
                  Seven                $29.26               $3,852,166.78              $321,013.90
                  Eight                $29.99               $3,948,273.47              $329,022.79
                  Nine                 $30.74               $4,047,013.22              $337,251.10
                  Ten                  $31.51               $4,148,386.03              $345,698.84
                  Eleven               $32.30               $4,252,391.90              $354,365.99
                  Twelve               $33.11               $4,359,030.83              $363,252.57"

         4. The Lease is hereby amended by deleting from Paragraph 2(c)(ii) of the Lease the number "107,016," and by inserting in lieu thereof the number "131,653."

         5. The Lease is hereby amended by deleting the second page of Exhibit "D" to the Lease in its entirety, and by inserting in lieu thereof the new second page of Exhibit "D" to the Lease attached hereto as Item 1 and made a part hereof.

         6. The Lease is hereby amended by deleting the number "six (6)" from Paragraph 8 of Exhibit "E" to the Lease, and by inserting in lieu thereof the number "eight (8)."

         7. The Lease is hereby amended by deleting the number "ten (10)" from Paragraph 11 of Exhibit "E" to the Lease, and by inserting in lieu thereof the number "twelve (12)."

         8. The additional unpaid portion of the First Month's Rent in the amount of Twenty Thousand Five Hundred Thirty and 83/100 ($20,530.83), representing the difference between the amended First Month's Rent ($109,710.83) less the First Month's Rent previously paid by Tenant ($89,180.00), is due and payable upon execution of this Amendment by both Tenant and Landlord.

         9. Landlord and Tenant acknowledge and agree that the increase in the size of the Premises reflected herein results from the exercise by Tenant of Tenant's rights under the provisions preceding Paragraph 1 of the Lease. Tenant shall have the continuing right to further increase the size of the Premises pursuant to provisions, but Tenant shall have no right to decrease the size of the Premises pursuant to such provisions.

         10. The Lease, as amended by this Amendment, is hereby ratified and confirmed, and each and every provision, covenant, condition, obligation, right and power contained in and under, or existing in connection with the Lease, as amended by this Amendment, shall continue in full force and effect. This Amendment is not intended to, and shall not be construed to, effect a novation, and, except as expressly provided in this Amendment, the Lease has not been modified, amended, canceled, terminated, surrendered, superseded or otherwise rendered of no force and effect. The Lease, as amended by this Amendment, is enforceable against the parties hereto in accordance with its terms.

         11. This Amendment shall bind and inure to the benefit of the parties and their respective legal representatives, successors and assigns.

         12. This Amendment may be executed in a number of identical counterparts, each of which for all purposes shall be deemed to be an original, and the Lease, as amended by this Amendment, shall collectively constitute but one agreement, fully binding upon, and enforceable against the parties hereto. The Lease and this Amendment shall be construed together as a single instrument.

         IN WITNESS WHEREOF, the parties hereto have hereinto set their hands and seals the day and year first above written.



                              LANDLORD: GALLERIA 600, LLC

                              By: OTR, an Ohio general partnership, its
                                  manager



                              By: /s/ Matthew J. Vulanich
                                 -----------------------------------------------
                                 Name: Matthew J. Vulanich
                                 Title: Assistant Director, Portfolio Management



                              TENANT: PRG-SCHULTZ INTERNATIONAL, INC.



                              By: /s/ Donald E. Ellis, Jr.
                                 -----------------------------------------------
                                 Name: Donald E. Ellis, Jr.
                                 Title: Exec. VP & CFO



                              Attest: /s/ Carolyn S. Cook
                                     -------------------------------------------
                                     Name: Carolyn S. Cook
                                     Title: Exec. Asst.

                                              (CORPORATE SEAL)


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